Exhibit 10(i)

SIXTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (the “Amendment”) dated as of February 17, 2009, is made by and among HARRISON STREET FUNDING, LLC, as seller (the “Seller”), CHURCH & DWIGHT CO., INC., as initial servicer (the “Servicer”), MARKET STREET FUNDING LLC (formerly known as Market Street Funding Corporation), as issuer (the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, as administrator (the “Administrator”).

W I T N E S S E T H:

WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement dated as of January 16, 2003, as amended by that First Amendment to Receivables Purchase Agreement dated as of September 26, 2003, as amended by that Second Amendment to Receivables Purchase Agreement dated as of July 20, 2004, as amended by that Third Amendment to Receivables Purchase Agreement dated as of April 12, 2006, as amended by that Fourth Amendment to Receivables Purchase Agreement dated as of March 15, 2007, and as further by that Fifth Amendment to Receivables Purchase Agreement dated as of April 10, 2007 (as so amended, the “Receivables Purchase Agreement”), and desire to amend the terms thereof as set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions.

Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.

2. Amendments of Receivables Purchase Agreement.

(a) The definition of “Days Sale Outstanding” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended and restated in its entirety as follows:

“Days’ Sales Outstanding” means, at any time, an amount computed as of any date of determination equal to: (a) the average of the Outstanding Balance of all Pool Receivables, excluding Receivables the Obligor of which is an Affiliate of Church & Dwight, as of the last day of each of the three most recent fiscal months ended on the last day of such fiscal month immediately prior to such date of determination divided by (b)(i) the Gross New Receivables, excluding Receivables the Obligor of which is an Affiliate of Church & Dwight, made by the Originator during the three fiscal months ended on or immediately prior to such date of determination, divided by (ii) 90.

(b) Clause (g) of Exhibit V of the Receivable Purchase Agreement is hereby amended and restated in its entirety as follows:

“(g) (i) the (A) Default Ratio shall exceed 1.5%, (B) the Delinquency Ratio shall exceed 3.5% or (C) the Days’ Sales Outstanding shall exceed 40 days or (ii) the average for three consecutive fiscal months of: (A) the Default Ratio shall exceed 1.0%, (B) the Delinquency Ratio shall exceed 2.75%, (C) the Dilution Ratio shall exceed 3.5%, or (D) the Specific Dilution Ratio shall exceed 18%;”

3. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

(a) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrator, and the Administrator shall have received from the Seller, the Issuer, and the Servicer original or certified or other executed counterparts of this Amendment and all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrator.

4. Representations and Warranties; No Default. Each of the Seller and the Servicer hereby represents and warrants to the Issuer and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties contained in Exhibit III to the Receivable Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Receivable Purchase Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on each of its parts. This Amendment and the Receivable Purchase Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

5. Amendment. The Receivables Purchase Agreement and other Transaction Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Receivables Purchase Agreement or other Transaction Documents in any document, instrument, or agreement shall hereafter mean and include the Receivables Purchase Agreement or such Transaction Document, including such schedules and exhibits, as amended hereby.

6. Force and Effect. Each of the Seller and the Servicer reconfirms, restates, and ratifies the Receivables Purchase Agreement, the Transaction Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Seller and the Servicer confirms that all such documents have remained in full force and effect since the date of their execution.

7. Governing Law. This Amendment shall be deemed to be a contract made under and governed by the internal laws of the State of New York (including for such purposes Section 5-1401 of the General Obligations Law of the State of New York).

8. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. Effective Date. This Amendment shall be effective as of and shall be dated as of the date of satisfaction of the condition set forth in Section 3 of this Amendment.

10. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

[SIGNATURE PAGE 1 OF 3 TO SIXTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

HARRISON STREET FUNDING, LLC, as Seller

By:
Name:
Title:

CHURCH & DWIGHT CO., INC. as initial Servicer

By:
Name:
Title:

[SIGNATURE PAGE 2 OF 3 TO SIXTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

MARKET STREET FUNDING LLC, as Issuer

By:
Name:
Title:

[SIGNATURE PAGE 3 OF 3 TO SIXTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION as Administrator

By:
Name:
Title: